THRIVENT MUTUAL FUNDS

Form N-SAR for

Fiscal Period Ended 12/31/2017

INDEX TO EXHIBITS

EXHIBIT NO.	ITEM

1.	Report on internal control by Independent Public Accountants.
(Item 77.B.)

2.	Transactions effected pursuant to Rule 10f-3. (Item 77.O.)